UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Putnam High Yield Bond Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The high yield market took two distinct paths in the first quarter of 2016 amid amplified volatility throughout the capital markets. During the first six weeks of the quarter, risk assets sold-off across the board due to global growth concerns, plummeting commodity prices, and strain within the banking sector. Specifically, Chinese devaluation efforts caused investor concerns around the health of their economy, while at the same time commodity prices steadily fell (WTI reached $26.21/barrel intraday by February 11th). Additionally, banking institution’s profitability came into question due to stress from the commodity sector along with historically low interest rates. Adding to this stress was a deteriorating technical picture from accelerating outflows in the asset class. However, investor sentiment took a significant turn in mid-quarter, as a number of the aforementioned headwinds began to dissipate and oil prices stabilized. Additionally, market technicals began to strengthen on the heels of investor inflows and anemic new issue volumes, which supported substantial spread tightening into quarter end.
In the second quarter, the high-yield market continued its impressive rally. Positive U.S. economic data, higher commodity prices, and dovish central bank policy provided a tailwind for risk assets throughout the quarter. In April, the market sustained its momentum from the end of the first quarter following the U.S. Federal Reserve’s decision to keep rates unchanged and maintain their dovish tone. Additionally, oil prices climbed as WTI crossed $45/barrel by month’s end and hovered around $50/barrel by the latter part of May. Although June was a volatile month for risk assets due to the surprising “Brexit” results, high yield was able to maintain positive total returns during the month. Furthermore, the technical environment was aided by the European Central Bank’s corporate bond purchase program, which commenced in early June.
The high yield market remained firm during the third quarter, with yields falling and spreads tightening to year-to-date lows. General market themes of dovish central bank policy, higher commodity prices, and a global search for yield persisted throughout the quarter, which acted as a tailwind for risk assets including high yield. Furthermore, overall volatility was very low throughout the summer, to the benefit of high yield spreads. In September, global central banks reassured the market of their accommodative policies, as the Bank of Japan set a target yield of 0% for their 10-year government bond, while the Federal Reserve decided not to raise short-term rates and lowered their longer term interest rate projections through their “dot plot.” Meanwhile, an initial agreement by OPEC to cut production later in the year drove oil prices close to $50/barrel by quarter-end.
The fourth quarter rounded out an impressive year for the high yield asset class. Similar themes to previous quarters were apparent through year-end, although the market was met with bouts of volatility stemming from fluctuations in commodity prices and interest rates. Specifically, oil prices fell 7% during the final week of October and finished under $47/barrel, as production cut discussions stalled between OPEC nations, which sparked doubts among investors. In November, the high yield market posted negative returns due to a sharp rise in U.S. Treasury rates following the Presidential election, which pressured the more rate-sensitive higher end of the credit quality spectrum. The commodity environment in November was also volatile due to uncertainties around an OPEC production agreement. However, OPEC reached an agreement to curb output on November 30th, which sent oil prices meaningfully higher into month-end. In December, general risk-on sentiment due to anticipated fiscal stimulus and economic growth under a Trump administration buoyed the asset class into year-end, while the asset class saw significant inflows during the month and ended the year with $6.9 billion worth of inflows.

The high yield market, as measured by the J.P. Morgan Developed High Yield Index, returned 18.21% in 2016. During the year, lower-quality bonds outperformed higher-quality bonds, as the CCC-rated cohort returned 35%, while B-rated bonds returned 14% and BB-rated bonds returned 11%. High-yield new issue volumes during the year totaled approximately $286 billion. Across the quality spectrum, 44% of issuance during the year came from split-BBB and BB-rated issuers, while 46% came from split-BB and B-rated issuers, and 10% came from split-B and CCC-rated issuers. Furthermore, 58% of proceeds were used for refinancing during the year, while 22% were used for general purposes, and 16% were used for merger and acquisition purposes.
The Great-West Putnam High Yield Bond Fund (Institutional Class shares) portfolio returned 15.87%, underperforming its benchmark - the J.P. Morgan Developed High Yield Index – which returned 18.21%. At the sector level, top contributors to relative returns included security selection in telecommunications, utilities, and housing. On the other hand, underweight positioning in energy and metals & mining detracted from relative returns. At the issuer level, top relative contributors included an overweight to Sprint Communications on the heels of outperformance from the lower quality cohort. Meanwhile, overweight allocations to commodity sensitive names such as SM Energy and EP Energy contributed to relative returns. Top detractors at the issuer level included an overweight to Caesars Entertainment. Additionally, an overweight to Concordia International weighed on returns, reflecting weak earnings and regulatory pressures throughout the year. An underweight to commodity sensitive names such as Peabody Energy also detracted from returns during 2016.
As we enter into 2017, our view on the high-yield asset class is generally positive. The fundamental landscape of high-yield issuers in the U.S. turned incrementally positive following the presidential election. Trump's plans for tax cuts and infrastructure spending, which in turn may stimulate economic growth, should benefit the asset class. Overall default levels are stable and are still isolated in specific sectors such as energy, metals, and mining, and the U.S. default rate excluding commodity-sensitive companies is only 0.68%. From a valuation standpoint, although spreads tightened substantially throughout the year, they continue to look fair as the fundamental landscape is generally stable, and the search for yield persists. With that being said, risks to our constructive outlook include a more aggressive Federal Reserve hiking cycle, geopolitical instability, commodity price depreciation, and/or a lack of policy follow-through from the Trump administration. Overall, our positioning is consistent, and we will continue to capitalize on relative value opportunities in the primary and secondary markets.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	15.87%	N/A	4.11%
Initial Class	15.54%	6.83%	5.19%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2016
Rating	Percentage of Fund Investments
A3	0.33%
Baa2	0.51
Baa3	2.15
Ba1	5.06
Ba2	7.27
Ba3	12.91
B1	13.23
B2	9.50
B3	14.68
CCC, CC, C	19.11
D	0.27
Equities	2.69
Not Rated	1.77
Short Term Investments	10.52
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,067.70	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.81
Initial Class
Actual	$1,000.00	$1,067.20	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.58
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class and 1.10% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
BANK LOANS
$ 712,907	Academy Ltd(b) 5.00%, 07/01/2022	$ 657,657
239,062	Amag Pharmaceuticals Inc(b)(c) 4.75%, 08/17/2021	238,465
515,000	Asurion Corp(b) 8.50%, 03/03/2021	521,180
435,177	Avaya Inc(b) 6.25%, 05/29/2020	376,428
775,103	Caesars Entertainment Operating Co(b) 11.50%, 03/01/2017	854,551
1,767,664	Caesars Growth Properties Holdings LLC(b) 6.25%, 05/07/2021	1,780,370
1,045,000	Chesapeake Energy Corp(b) 8.50%, 10/14/2023	1,136,002
465,300	Concordia Healthcare Corp(b) 5.25%, 10/21/2021	360,898
119,383	CPG International(b) 4.75%, 09/30/2020	120,204
250,000	Del Monte Corp(b) 8.25%, 08/18/2021	188,750
169,259	DPX Holdings BV(b) 4.25%, 03/11/2021	170,246
280,000	Energy Transfer Equity LP(b) 4.14%, 12/02/2019	280,744
55,000	EP Energy LLC(b) 9.75%, 06/30/2021	57,406
487,331	Gates Global TLB(b) 4.25%, 07/06/2021	487,255
563,216	Getty Images Inc(b) 4.75%, 10/18/2019	490,702
230,000	Harsco Corp(b) 6.00%, 11/02/2023	234,025
303,000	iHeartcommunications Inc(b) 7.52%, 01/30/2019	245,682
765,190	J Crew Group(b) 4.00%, 03/05/2021	425,796
950,262	Jeld-Wen (b) 4.75%, 07/01/2022	959,764
550,000	Kraton Polymers LLC(b) 6.00%, 01/06/2022	554,278
	Kronos Inc(b)
330,000	5.00%, 11/01/2023	332,681
415,000	9.25%, 11/01/2024	426,867
1,248,714	MEG Energy Corp(b) 3.75%, 03/31/2020	1,204,228
1,243,869	Navistar Inc(b) 6.50%, 08/07/2020	1,259,107
1,748	Neiman Marcus Group Inc(b) 4.25%, 10/25/2020	1,519
402,653	Ortho-Clinical Diagnostics(b) 4.75%, 06/30/2021	399,004
526,025	Petco Animal Supplies Inc(b) 5.00%, 01/26/2023	529,459
668,325	Revlon Consumer Products Corp(b) 4.25%, 09/07/2023	674,006
	Solenis International LP(b)
552,176	4.25%, 07/31/2021	552,521
195,000	7.75%, 07/29/2022	191,344
	Talbots Inc(b)
581,586	5.50%, 03/19/2020	564,623
229,851	9.50%, 03/19/2021(c)	208,590
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 290,000	Vertiv Co(b) 6.00%, 11/30/2023	$ 291,933
182,525	Western Refining Inc(b) 5.50%, 06/23/2023	183,438
183,651	Yonkers Racing Corp(b)(c) 4.25%, 08/20/2019	182,886
278,600	Zekelman Industries Inc(b) 6.00%, 06/14/2021	281,386
	Zuffa LLC(b)
250,000	5.00%, 08/18/2023	252,552
280,000	8.50%, 08/18/2024	287,350
TOTAL BANK LOANS — 6.09% (Cost$18,137,359)		$ 17,963,897
CORPORATE BONDS AND NOTES
Basic Materials — 6.23%
590,000	A Schulman Inc(d) 6.88%, 06/01/2023	616,550
	Allegheny Technologies Inc
620,000	9.38%, 06/01/2019	663,400
95,000	5.95%, 01/15/2021	91,913
	ArcelorMittal
400,000	10.85%, 06/01/2019	468,000
575,000	6.13%, 06/01/2025(e)	629,625
590,000	Axalta Coating Systems(d) 4.88%, 08/15/2024	590,000
620,000	Blue Cube Spinco Inc(e) 9.75%, 10/15/2023	737,800
	Chemours Co
425,000	6.63%, 05/15/2023(e)	420,750
640,000	7.00%, 05/15/2025	630,400
485,000	Compass Minerals International Inc(d) 4.88%, 07/15/2024	458,325
	First Quantum Minerals Ltd(d)
210,000	7.25%, 10/15/2019	212,100
227,000	6.75%, 02/15/2020	226,433
705,000	7.00%, 02/15/2021	701,193
200,000	7.25%, 05/15/2022	197,000
	Freeport-McMoRan Inc
305,000	6.75%, 02/01/2022(d)	313,387
255,000	3.55%, 03/01/2022	237,150
550,000	6.88%, 02/15/2023(d)	577,500
1,285,000	GCP Applied Technologies Inc(d) 9.50%, 02/01/2023	1,474,537
290,000	Hudbay Minerals Inc(d) 7.63%, 01/15/2025	301,420
935,000	Huntsman International LLC(e) 5.13%, 11/15/2022	953,700
495,000	Joseph T Ryerson & Son Inc(d) 11.00%, 05/15/2022	544,500
630,000	Kraton Polymers LLC / Kraton Polymers Capital Corp(d) 10.50%, 04/15/2023	710,325
1,075,000	Mercer International Inc 7.75%, 12/01/2022	1,128,750
	New Gold Inc(d)
130,000	7.00%, 04/15/2020	133,250
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 360,000	6.25%, 11/15/2022(e)	$ 369,000
95,000	Platform Specialty Products Corp(d)(e) 10.38%, 05/01/2021	105,213
165,000	PQ Corp(d) 6.75%, 11/15/2022	176,550
200,000	Smurfit Kappa Acquisitions(d)(e) 4.88%, 09/15/2018	205,500
565,000	Smurfit Kappa Treasury Funding Ltd 7.50%, 11/20/2025	655,400
	Steel Dynamics Inc
625,000	6.38%, 08/15/2022	651,562
245,000	5.25%, 04/15/2023(e)	256,638
435,000	5.50%, 10/01/2024	461,100
200,000	5.00%, 12/15/2026(d)	199,250
	Teck Resources Ltd
120,000	8.00%, 06/01/2021(d)	132,000
245,000	4.75%, 01/15/2022	245,613
210,000	3.75%, 02/01/2023	198,450
80,000	8.50%, 06/01/2024(d)(e)	92,200
	Tronox Finance LLC
105,000	6.38%, 08/15/2020	98,175
645,000	7.50%, 03/15/2022(d)	601,462
845,000	WR Grace & Co-Conn(d) 5.63%, 10/01/2024	887,250
		18,353,371
Communications — 14.42%
200,000	Altice Financing SA(d) 6.63%, 02/15/2023	205,500
600,000	Altice Finco SA(d)(e) 7.63%, 02/15/2025	606,000
	Altice SA(d)
735,000	7.75%, 05/15/2022	784,612
300,000	7.63%, 02/15/2025	315,000
	Avaya Inc(d)
1,795,000	7.00%, 04/01/2019	1,570,625
90,000	10.50%, 03/01/2021	38,700
45,000	Cablevision Systems Corp(e) 8.00%, 04/15/2020	49,388
175,000	CBS Radio Inc(d) 7.25%, 11/01/2024	183,750
	CCO Holdings LLC / CCO Holdings Capital Corp
1,055,000	5.25%, 09/30/2022	1,091,925
1,100,000	5.13%, 05/01/2023(d)	1,133,000
905,000	5.88%, 04/01/2024(d)	966,087
175,000	5.75%, 02/15/2026(d)	181,125
375,000	5.50%, 05/01/2026(d)	382,500
	CenturyLink Inc
55,000	5.63%, 04/01/2020	58,163
380,000	6.75%, 12/01/2023	388,550
	Cequel Communications Holdings I LLC / Cequel Capital Corp(d)
1,695,000	5.13%, 12/15/2021	1,724,662
400,000	7.75%, 07/15/2025	440,000
Principal Amount(a)		Fair Value
Communications — (continued)
	Clear Channel Worldwide Holdings Inc
$ 795,000	7.63%, 03/15/2020	$ 794,499
750,000	6.50%, 11/15/2022	766,875
975,000	CommScope Technologies Finance LLC(d) 6.00%, 06/15/2025	1,033,500
	CSC Holdings LLC
380,000	6.75%, 11/15/2021	408,500
1,365,000	5.25%, 06/01/2024(e)	1,334,287
	Digicel Ltd(d)
870,000	8.25%, 09/30/2020	746,434
605,000	6.75%, 03/01/2023	545,486
320,000	DISH DBS Corp 5.88%, 11/15/2024	329,280
	Frontier Communications Corp
160,000	8.88%, 09/15/2020	170,400
830,000	10.50%, 09/15/2022	872,579
105,000	7.63%, 04/15/2024	93,975
285,000	11.00%, 09/15/2025	294,263
880,000	Gray Television Inc(d) 5.88%, 07/15/2026	873,400
670,000	iHeartCommunications Inc(e) 9.00%, 12/15/2019	547,725
295,000	Intelsat Jackson Holdings SA(e) 7.50%, 04/01/2021	224,938
	Intelsat Luxembourg SA
21,000	7.75%, 06/01/2021	6,878
185,000	8.13%, 06/01/2023	57,813
725,000	Lamar Media Corp 5.38%, 01/15/2024	750,375
140,000	Level 3 Communications Inc 5.75%, 12/01/2022	143,850
	Level 3 Financing Inc
140,000	5.38%, 08/15/2022	144,550
140,000	5.38%, 01/15/2024	141,400
	Neptune Finco Corp(d)
1,335,000	10.13%, 01/15/2023	1,541,925
400,000	10.88%, 10/15/2025	476,000
555,000	Nexstar Escrow Corp(d) 5.63%, 08/01/2024	550,837
405,000	Nielsen Finance LLC / Nielsen Finance Co(d) 5.00%, 04/15/2022	412,594
	Numericable-SFR SAS(d)
1,140,000	6.00%, 05/15/2022	1,169,925
595,000	7.38%, 05/01/2026	609,875
	Outfront Media Capital LLC / Outfront Media Capital Corp
255,000	5.63%, 02/15/2024	265,838
435,000	5.88%, 03/15/2025	455,663
615,000	Plantronics Inc(d) 5.50%, 05/31/2023	621,150
140,000	Quebecor Media Inc 5.75%, 01/15/2023	145,250
1,319,000	Sinclair Television Group Inc(d) 5.63%, 08/01/2024	1,348,677
355,000	Sirius XM Radio Inc(d) 6.00%, 07/15/2024	370,975
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Communications — (continued)
$1,295,000	Sprint Capital Corp 6.88%, 11/15/2028	$ 1,278,812
	Sprint Communications Inc
325,000	9.00%, 11/15/2018(d)	358,313
130,000	7.00%, 08/15/2020	137,814
	Sprint Corp
1,685,000	7.25%, 09/15/2021	1,790,312
1,360,000	7.88%, 09/15/2023	1,451,800
480,000	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(d) 3.36%, 09/20/2021	480,898
	T-Mobile USA Inc
170,000	6.63%, 04/28/2021	177,438
490,000	6.13%, 01/15/2022	516,950
535,000	6.00%, 03/01/2023	565,094
960,000	6.63%, 04/01/2023	1,017,600
185,000	6.84%, 04/28/2023	198,181
940,000	6.38%, 03/01/2025	1,004,625
130,000	Townsquare Media Inc(d) 6.50%, 04/01/2023	124,150
710,000	Tribune Media Co 5.88%, 07/15/2022	721,537
400,000	Unitymedia KabelBW GmbH(d) 6.13%, 01/15/2025	411,000
625,000	Univision Communications Inc(d) 5.13%, 02/15/2025	597,656
770,000	Videotron Ltd 5.00%, 07/15/2022	789,250
415,000	Virgin Media Finance PLC(d) 6.38%, 04/15/2023	431,081
865,000	West Corp(d) 5.38%, 07/15/2022	835,806
630,000	WideOpenWest Finance LLC / WideOpenWest Capital Corp 10.25%, 07/15/2019	664,650
650,000	Windstream Services LLC(e) 6.38%, 08/01/2023	580,125
		42,502,395
Consumer, Cyclical — 16.02%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(d)
245,000	4.63%, 01/15/2022	249,900
940,000	6.00%, 04/01/2022	982,300
495,000	Allison Transmission Inc(d) 5.00%, 10/01/2024	499,950
195,000	AMC Entertainment Holdings Inc(d) 5.88%, 11/15/2026	199,388
	AMC Entertainment Inc
175,000	5.88%, 02/15/2022	183,094
690,000	5.75%, 06/15/2025	705,525
750,000	American Builders & Contractors Supply Co Inc(d) 5.75%, 12/15/2023	772,500
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 795,000	American Tire Distributors Inc(d) 10.25%, 03/01/2022	$ 762,667
900,000	Beacon Roofing Supply Inc 6.38%, 10/01/2023	960,192
600,000	Bon-Ton Department Stores Inc 8.00%, 06/15/2021	288,000
	Boyd Gaming Corp
645,000	6.88%, 05/15/2023	693,375
195,000	6.38%, 04/01/2026(d)	210,015
310,000	Brookfield Residential Properties Inc(d) 6.50%, 12/15/2020	316,975
655,000	Brookfield Residential Properties Inc / Brookfield Residential US Corp(d) 6.13%, 07/01/2022	658,275
830,000	Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc 9.38%, 05/01/2022	894,823
450,000	CalAtlantic Group Inc 6.25%, 12/15/2021	484,875
200,000	CCM Merger Inc(d) 9.13%, 05/01/2019	208,000
915,000	CEC Entertainment Inc 8.00%, 02/15/2022	933,300
	Cinemark USA Inc
665,000	5.13%, 12/15/2022	684,950
235,000	4.88%, 06/01/2023	237,938
	Diamond Resorts International Inc(d)
835,000	7.75%, 09/01/2023(e)	835,000
630,000	10.75%, 09/01/2024	612,675
250,000	Dollar Tree Inc 5.75%, 03/01/2023	264,705
640,000	Eldorado Resorts Inc 7.00%, 08/01/2023	678,400
640,000	EMI Music Publishing Group North America Holdings Inc(d) 7.63%, 06/15/2024	691,200
875,000	Fiat Chrysler Automobiles NV(e) 5.25%, 04/15/2023	891,012
	General Motors Co
250,000	6.25%, 10/02/2043	276,370
120,000	5.20%, 04/01/2045	115,669
	General Motors Financial Co Inc
350,000	3.45%, 04/10/2022	346,127
460,000	4.00%, 10/06/2026	442,300
	GLP Capital LP / GLP Financing II Inc
915,000	4.88%, 11/01/2020	960,750
265,000	5.38%, 04/15/2026	276,369
1,110,000	Great Canadian Gaming Corp(d) CAD, 6.63%, 07/25/2022	870,126
360,000	Hanesbrands Inc(d) 4.63%, 05/15/2024	349,200
285,000	HD Supply Inc(d) 5.75%, 04/15/2024	300,875
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 105,000	Hilton Domestic Operating Co Inc(d) 4.25%, 09/01/2024	$ 101,850
	IHO Verwaltungs GmbH(d)(f)
470,000	4.50%, 09/15/2023	459,425
375,000	4.75%, 09/15/2026	361,875
450,000	Isle of Capri Casinos Inc 5.88%, 03/15/2021	465,750
	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp(d)
1,465,000	6.75%, 11/15/2021	1,483,312
1,055,000	10.25%, 11/15/2022	1,073,462
	JC Penney Co Inc
315,000	8.13%, 10/01/2019(e)	340,200
100,000	5.65%, 06/01/2020(e)	98,625
135,000	5.88%, 07/01/2023(d)	139,219
645,000	Jo-Ann Stores Holdings Inc(d)(f) 9.75%, 10/15/2019	614,362
	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(d)
460,000	5.00%, 06/01/2024	469,775
460,000	5.25%, 06/01/2026	466,900
	L Brands Inc
50,000	6.63%, 04/01/2021	56,125
450,000	5.63%, 02/15/2022	480,375
340,000	Landry's Inc(d) 6.75%, 10/15/2024	345,100
90,000	Lear Corp 5.25%, 01/15/2025	94,613
320,000	Lennar Corp 4.75%, 11/15/2022	328,000
580,000	Lions Gate Entertainment Corp(d) 5.88%, 11/01/2024	588,700
	Mattamy Group Corp(d)
705,000	6.50%, 11/15/2020	715,575
145,000	6.88%, 12/15/2023	146,813
363,000	Navistar International Corp(e) 8.25%, 11/01/2021	366,630
455,000	Neiman Marcus Group LLC 7.13%, 06/01/2028	405,519
	Neiman Marcus Group Ltd LLC(d)(e)
1,065,000	8.00%, 10/15/2021	790,762
825,000	8.75%, 10/15/2021(f)	583,687
1,250,000	Omega US Sub LLC(d)(e) 8.75%, 07/15/2023	1,306,250
875,000	Penn National Gaming Inc(e) 5.88%, 11/01/2021	912,187
	Penske Automotive Group Inc
670,000	5.75%, 10/01/2022	690,100
440,000	5.38%, 12/01/2024	438,900
325,000	5.50%, 05/15/2026	320,938
	PulteGroup Inc
415,000	5.50%, 03/01/2026	411,888
765,000	7.88%, 06/15/2032	849,150
	Regal Entertainment Group
675,000	5.75%, 06/15/2023	689,134
145,000	5.75%, 02/01/2025	147,175
920,000	Rite Aid Corp(d) 6.13%, 04/01/2023	989,000
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 715,000	Rivers Pittsburgh LP(d) 6.13%, 08/15/2021	$ 731,087
765,000	Sabre Global Inc(d) 5.38%, 04/15/2023	780,300
	Scientific Games International Inc
160,000	6.25%, 09/01/2020(e)	136,000
180,000	7.00%, 01/01/2022(d)	193,050
1,935,000	10.00%, 12/01/2022	1,925,325
915,000	Six Flags Entertainment Corp(d) 5.25%, 01/15/2021	935,587
375,000	Standard Pacific Corp 5.88%, 11/15/2024	380,625
1,170,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(d) 6.38%, 06/01/2021	1,167,075
455,000	Taylor Morrison Communities Inc / Monarch Communities Inc(d) 5.63%, 03/01/2024	459,550
290,000	Tempur Sealy International Inc 5.50%, 06/15/2026	291,450
	Tenneco Inc
395,000	5.38%, 12/15/2024	407,956
225,000	5.00%, 07/15/2026	220,781
540,000	TRI Pointe Holdings Inc 5.88%, 06/15/2024	556,200
100,000	TRW Automotive Inc(d) 4.50%, 03/01/2021	102,500
515,000	Univar USA Inc(d) 6.75%, 07/15/2023	531,738
550,000	WMG Acquisition Corp(d) 5.00%, 08/01/2023	552,750
365,000	Wolverine World Wide(d) 5.00%, 09/01/2026	351,313
920,000	ZF North America Capital Inc(d) 4.75%, 04/29/2025	936,100
		47,227,583
Consumer, Non-Cyclical — 9.64%
	Acadia Healthcare Co Inc
820,000	6.13%, 03/15/2021	845,625
355,000	5.13%, 07/01/2022	352,781
815,000	Air Medical Merger Sub Corp(d) 6.38%, 05/15/2023	782,400
920,000	Amag Pharmaceuticals Inc(d) 7.88%, 09/01/2023	920,000
	Ashtead Capital Inc(d)
495,000	6.50%, 07/15/2022	518,513
435,000	5.63%, 10/01/2024	455,663
	Centene Corp
195,000	5.63%, 02/15/2021	205,023
585,000	4.75%, 05/15/2022	590,850
630,000	6.13%, 02/15/2024	663,862
155,000	4.75%, 01/15/2025	151,319
1,475,000	Ceridian HCM Holding Inc(d) 11.00%, 03/15/2021	1,515,562
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$1,110,000	CHS / Community Health Systems Inc 6.88%, 02/01/2022	$ 771,450
950,000	Concordia Healthcare Corp(d) 7.00%, 04/15/2023	299,250
105,000	Concordia International Corp(d)(e) 9.00%, 04/01/2022	88,988
110,000	Constellation Brands Inc 6.00%, 05/01/2022	124,062
675,000	Crimson Merger Sub Inc(d) 6.63%, 05/15/2022	599,062
640,000	Dean Foods Co(d) 6.50%, 03/15/2023	673,600
855,000	DPX Holdings BV(d) 7.50%, 02/01/2022	904,162
	Endo Finance LLC(d)
65,000	5.38%, 01/15/2023	55,088
1,225,000	6.00%, 07/15/2023	1,073,406
770,000	Halyard Health Inc 6.25%, 10/15/2022	793,100
	HCA Inc
1,570,000	6.50%, 02/15/2020	1,717,580
55,000	7.50%, 02/15/2022	62,425
185,000	5.38%, 02/01/2025	185,463
575,000	5.25%, 06/15/2026	594,406
545,000	Jaguar Holding Co II / Pharmaceutical Product Development LLC(d) 6.38%, 08/01/2023	583,150
330,000	Kinetic Concepts Inc / KCI USA Inc(d) 9.63%, 10/01/2021	348,975
	Lamb Weston Holdings Inc(d)
280,000	4.63%, 11/01/2024	280,700
400,000	4.88%, 11/01/2026	395,750
270,000	Live Nation Entertainment Inc(d) 4.88%, 11/01/2024	270,675
460,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(d) 5.50%, 04/15/2025	411,700
250,000	MEDNAX Inc(d) 5.25%, 12/01/2023	257,500
430,000	Molina Healthcare Inc 5.38%, 11/15/2022	436,450
190,000	Nielsen Co Luxembourg S.a.r.l.(d) 5.50%, 10/01/2021	197,600
330,000	Pilgrim's Pride Corp(d) 5.75%, 03/15/2025	329,175
350,000	Prestige Brands Inc(d) 5.38%, 12/15/2021	360,500
	Revlon Consumer Products Corp
1,020,000	5.75%, 02/15/2021	1,025,100
260,000	6.25%, 08/01/2024(e)	266,500
180,000	Ritchie Brothers Auctioneers Inc(d) 5.38%, 01/15/2025	183,600
	Service Corp International
419,000	5.38%, 01/15/2022	435,760
810,000	5.38%, 05/15/2024	844,425
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 290,000	7.50%, 04/01/2027	$ 336,400
	Spectrum Brands Inc
15,000	6.63%, 11/15/2022	15,938
475,000	6.13%, 12/15/2024	501,125
340,000	5.75%, 07/15/2025	352,750
320,000	Sterigenics-Nordion Holdings LLC(d) 6.50%, 05/15/2023	325,600
	Tenet Healthcare Corp
265,000	6.25%, 11/01/2018	279,575
95,000	4.75%, 06/01/2020	95,950
565,000	4.46%, 06/15/2020(b)	569,238
735,000	6.00%, 10/01/2020	769,912
1,005,000	TMS International Corp(d) 7.63%, 10/15/2021	959,775
	Valeant Pharmaceuticals International Escrow Inc(d)
715,000	5.38%, 03/15/2020(e)	604,175
670,000	5.88%, 05/15/2023	505,850
600,000	6.13%, 04/15/2025	450,750
	Valeant Pharmaceuticals International Inc(d)
185,000	5.63%, 12/01/2021	143,375
300,000	5.50%, 03/01/2023	225,000
645,000	WhiteWave Foods Co 5.38%, 10/01/2022	706,275
		28,412,888
Energy — 13.27%
695,000	Alta Mesa Holdings LP / Alta Mesa Finance Services Corp(d) 7.88%, 12/15/2024	719,325
320,000	Anadarko Petroleum Corp(e) 5.55%, 03/15/2026	358,163
	Antero Resources Corp
490,000	5.13%, 12/01/2022	494,900
70,000	5.63%, 06/01/2023	71,663
740,000	Antero Resources Finance Corp 5.38%, 11/01/2021	756,650
	Baytex Energy Corp(d)
65,000	5.13%, 06/01/2021	58,663
355,000	5.63%, 06/01/2024	313,287
285,000	Boardwalk Pipelines LP 5.95%, 06/01/2026	309,577
1,082,000	California Resources Corp(d) 8.00%, 12/15/2022	962,980
155,000	Carrizo Oil & Gas Inc(e) 7.50%, 09/15/2020	160,425
	Cenovus Energy Inc
1,095,000	6.75%, 11/15/2039	1,220,892
245,000	4.45%, 09/15/2042	212,161
337,500	CHC Helicopter SA(e)(g)(h) 9.25%, 10/15/2020	160,313
675,000	Cheniere Corpus Christi Holdings LLC(d) 5.88%, 03/31/2025	688,709
	Chesapeake Energy Corp
653,000	8.00%, 12/15/2022(d)(e)	704,424
255,000	5.75%, 03/15/2023	239,700
120,000	8.00%, 01/15/2025(d)	122,400
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Energy — (continued)
	Concho Resources Inc
$ 280,000	5.50%, 10/01/2022	$ 290,150
955,000	5.50%, 04/01/2023	989,666
300,000	4.38%, 01/15/2025(e)	299,403
	Continental Resources Inc
710,000	5.00%, 09/15/2022(e)	716,667
470,000	4.50%, 04/15/2023	460,600
295,000	3.80%, 06/01/2024	272,137
	Denbury Resources Inc
761,000	9.00%, 05/15/2021(d)	823,782
430,000	6.38%, 08/15/2021(e)	387,000
670,000	Devon Financing Corp LLC 7.88%, 09/30/2031	850,125
	Diamondback Energy Inc(d)
230,000	4.75%, 11/01/2024	225,400
595,000	5.38%, 05/31/2025	598,391
460,000	Endeavor Energy Resources LP / EER Finance Inc(d) 8.13%, 09/15/2023	491,050
	Energy Transfer Equity LP
622,000	7.50%, 10/15/2020	693,530
175,000	5.88%, 01/15/2024	180,688
	EP Energy LLC / Everest Acquisition Finance Inc
1,425,000	9.38%, 05/01/2020	1,313,665
415,000	8.00%, 11/29/2024(d)(e)	446,000
585,000	Halcon Resources Corp(d)(e) 8.63%, 02/01/2020	608,400
340,000	Hess Corp 7.30%, 08/15/2031	396,004
660,000	Holly Energy Partners LP(d) 6.00%, 08/01/2024	688,050
	Kinder Morgan Inc
100,000	7.80%, 08/01/2031	123,630
360,000	7.75%, 01/15/2032	441,163
	Laredo Petroleum Inc
180,000	5.63%, 01/15/2022	181,350
1,000,000	7.38%, 05/01/2022	1,036,250
250,000	Marathon Oil Corp(e) 3.85%, 06/01/2025	242,433
	MEG Energy Corp(d)
140,000	6.50%, 03/15/2021	129,500
225,000	7.00%, 03/31/2024	203,625
590,000	Murphy Oil Corp 6.88%, 08/15/2024	628,350
	Newfield Exploration Co
560,000	5.75%, 01/30/2022	590,100
385,000	5.63%, 07/01/2024	401,362
695,000	5.38%, 01/01/2026	708,622
	Oasis Petroleum Inc
1,175,000	6.88%, 03/15/2022(e)	1,204,375
250,000	6.88%, 01/15/2023	256,250
200,000	Parsley Energy LLC / Parsley Finance Corp(d) 5.38%, 01/15/2025	200,680
	Precision Drilling Corp
210,000	7.75%, 12/15/2023(d)	221,550
25,000	5.25%, 11/15/2024	23,375
950,000	Range Resources Corp(d) 5.75%, 06/01/2021	995,125
Principal Amount(a)		Fair Value
Energy — (continued)
	Regency Energy Partners LP / Regency Energy Finance Corp
$ 925,000	5.88%, 03/01/2022	$ 1,017,554
395,000	5.50%, 04/15/2023	407,837
	Rose Rock Midstream LP / Rose Rock Finance Corp
225,000	5.63%, 07/15/2022(e)	221,063
275,000	5.63%, 11/15/2023	268,125
	Sabine Pass Liquefaction LLC
395,000	6.25%, 03/15/2022	432,525
1,075,000	5.63%, 04/15/2023	1,142,187
315,000	5.88%, 06/30/2026(d)	339,412
425,000	5.00%, 03/15/2027(d)	428,719
945,000	Samson Investment Co(g)(h) 9.75%, 02/15/2020	49,613
	Seven Generations Energy Ltd(d)
620,000	8.25%, 05/15/2020	657,200
390,000	6.75%, 05/01/2023(e)	415,350
	Seventy Seven Energy Inc(g)(h)(i)
225,000	6.63%, 11/15/2019	45
345,000	6.50%, 07/15/2022	35
	SM Energy Co
500,000	6.50%, 11/15/2021(e)	510,000
660,000	6.13%, 11/15/2022	668,250
335,000	6.50%, 01/01/2023	340,444
350,000	5.00%, 01/15/2024	329,875
335,000	6.75%, 09/15/2026	345,050
	Targa Resources Partners LP / Targa Resources Partners Finance Corp(d)
175,000	5.13%, 02/01/2025	173,688
355,000	5.38%, 02/01/2027	351,450
200,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.25%, 01/15/2025	204,250
220,000	Triangle USA Petroleum Corp(d)(g)(j) 6.75%, 07/15/2022	66,000
	Whiting Petroleum Corp
515,000	5.00%, 03/15/2019	517,014
169,000	5.75%, 03/15/2021(e)	168,297
	Williams Cos Inc
104,000	7.75%, 06/15/2031	118,560
355,000	8.75%, 03/15/2032	428,662
	Williams Partners LP / ACMP Finance Corp
100,000	6.13%, 07/15/2022	103,143
1,305,000	4.88%, 05/15/2023	1,329,362
320,000	4.88%, 03/15/2024	323,131
	WPX Energy Inc
700,000	7.50%, 08/01/2020	752,500
915,000	6.00%, 01/15/2022	937,875
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Energy — (continued)
$ 175,000	8.25%, 08/01/2023	$ 195,563
		39,115,459
Financial — 7.63%
560,000	Alliance Data Systems Corp(d) 5.38%, 08/01/2022	540,400
1,455,000	Ally Financial Inc 8.00%, 11/01/2031	1,687,684
630,000	American International Group Inc(b) 8.18%, 05/15/2058	796,950
400,000	Banco Bilbao Vizcaya Argentaria SA(b)(k) 9.00%, Perpetual	416,398
	Bank of America Corp(b)(k)
275,000	6.10%, Perpetual	276,513
265,000	6.50%, Perpetual	276,925
353,000	CBRE Services Inc 5.00%, 03/15/2023	364,151
	CIT Group Inc
825,000	5.00%, 08/15/2022	860,062
205,000	5.00%, 08/01/2023	211,663
120,000	Citigroup Inc(b)(k) 6.25%, Perpetual	123,480
430,000	CNG Holdings Inc(d) 9.38%, 05/15/2020	373,025
635,000	CNO Financial Group Inc 5.25%, 05/30/2025	634,206
	Credit Acceptance Corp
630,000	6.13%, 02/15/2021	636,300
315,000	7.38%, 03/15/2023	323,663
430,000	DFC Finance Corp(d) 10.50%, 06/15/2020	238,650
590,000	Dresdner Funding Trust I(d) 8.15%, 06/30/2031	683,662
205,000	E*TRADE Financial Corp 4.63%, 09/15/2023	209,100
355,000	ESH Hospitality Inc(d) 5.25%, 05/01/2025	353,225
1,259,000	Howard Hughes Corp(d) 6.88%, 10/01/2021	1,326,734
340,000	Hub Holdings LLC / Hub Holdings Finance Inc(d)(f) 8.13%, 07/15/2019	339,150
590,000	Hub International Ltd(d) 7.88%, 10/01/2021	623,282
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
280,000	6.00%, 08/01/2020	285,950
525,000	5.88%, 02/01/2022	521,062
24,500	Intelsat Connect Finance SA(d) 12.50%, 04/01/2022	15,068
	Iron Mountain Inc
245,000	6.00%, 10/01/2020(d)	258,475
665,000	6.00%, 08/15/2023	706,562
160,000	iStar Financial Inc 5.00%, 07/01/2019	160,600
75,000	Liberty Mutual Group Inc(d) 7.80%, 03/15/2037	84,375
130,000	Lloyds Bank PLC(b)(k) GBP, 13.00%, Perpetual	280,923
Principal Amount(a)		Fair Value
Financial — (continued)
$393,000	Lloyds Banking Group PLC(b)(k) 7.50%, Perpetual	$ 404,790
240,000	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer Inc(d) 5.63%, 05/01/2024	251,400
290,000	MPT Operating Partnership LP / MPT Finance Corp 6.38%, 03/01/2024	303,413
	Nationstar Mortgage LLC / Nationstar Capital Corp
555,000	7.88%, 10/01/2020	574,425
655,000	6.50%, 07/01/2021	663,187
575,000	Omega Healthcare Investors Inc 4.95%, 04/01/2024	582,635
	OneMain Financial Holdings Inc(d)
285,000	6.75%, 12/15/2019	297,113
395,000	7.25%, 12/15/2021	411,788
825,000	Provident Funding Associates LP / PFG Finance Corp(d) 6.75%, 06/15/2021	829,125
400,000	Realogy Group LLC / Realogy Co-Issuer Corp(d) 4.88%, 06/01/2023	386,000
	Royal Bank of Scotland Group PLC(b)(k)
495,000	7.50%, Perpetual(e)	469,013
973,000	7.65%, Perpetual	1,111,652
	Springleaf Finance Corp
205,000	5.25%, 12/15/2019	206,538
215,000	8.25%, 12/15/2020	233,813
390,000	Stearns Holdings Inc(d) 9.38%, 08/15/2020	390,000
725,000	TMX Finance LLC / TitleMax Finance Corp(d) 8.50%, 09/15/2018	632,562
570,000	USI Inc(d) 7.75%, 01/15/2021	581,400
545,000	Wayne Merger Sub LLC(d) 8.25%, 08/01/2023	562,712
		22,499,804
Industrial — 11.73%
970,000	Advanced Disposal Services Inc(d) 5.63%, 11/15/2024	965,150
	Amsted Industries Inc(d)
305,000	5.00%, 03/15/2022	305,000
375,000	5.38%, 09/15/2024	368,438
990,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(d) 7.25%, 05/15/2024	1,043,212
565,000	ATS Automation Tooling Systems Inc(d) 6.50%, 06/15/2023	584,775
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Industrial — (continued)
	Belden Inc(d)
$ 635,000	5.50%, 09/01/2022	$ 654,050
475,000	5.25%, 07/15/2024	477,375
	Berry Plastics Corp
260,000	6.00%, 10/15/2022	274,950
10,000	5.13%, 07/15/2023	10,175
420,000	BlueLine Rental Finance Corp(d) 7.00%, 02/01/2019	409,500
860,000	BMC East LLC(d) 5.50%, 10/01/2024	857,850
960,000	Boise Cascade Co(d) 5.63%, 09/01/2024	952,800
	Bombardier Inc(d)
125,000	4.75%, 04/15/2019(e)	125,625
630,000	8.75%, 12/01/2021	668,587
605,000	Briggs & Stratton Corp 6.88%, 12/15/2020	662,663
	Builders FirstSource Inc(d)
1,079,000	10.75%, 08/15/2023	1,238,152
650,000	5.63%, 09/01/2024	653,250
1,055,000	Building Materials Corp of America(d) 5.38%, 11/15/2024	1,084,012
	Cemex Finance LLC(d)
200,000	9.38%, 10/12/2022	218,000
715,000	6.00%, 04/01/2024(e)	734,662
	Cemex SAB de CV(d)(e)
200,000	6.50%, 12/10/2019	211,500
615,000	6.13%, 05/05/2025	628,838
1,095,000	Coveris Holdings SA(d) 7.88%, 11/01/2019	1,086,787
320,000	CPG Merger Sub LLC(d) 8.00%, 10/01/2021	329,600
491,000	Crown Cork & Seal Co Inc 7.38%, 12/15/2026	549,920
1,312,000	Gates Global LLC / Gates Global Co(d) 6.00%, 07/15/2022	1,283,136
160,000	Grinding Media Inc / MC Grinding Media Canada Inc(d) 7.38%, 12/15/2023	168,096
925,000	KLX Inc(d) 5.88%, 12/01/2022	952,750
790,000	Legrand France SA 8.50%, 02/15/2025	1,019,283
700,000	Louisiana-Pacific Corp 4.88%, 09/15/2024	679,000
1,335,000	Manitowoc Foodservice Inc 9.50%, 02/15/2024	1,538,587
820,000	Masonite International Corp(d) 5.63%, 03/15/2023	846,650
1,100,000	MasTec Inc 4.88%, 03/15/2023	1,075,250
870,000	Moog Inc(d) 5.25%, 12/01/2022	887,400
1,030,000	Norbord Inc(d) 6.25%, 04/15/2023	1,066,050
	Novelis Corp(d)
410,000	6.25%, 08/15/2024	434,600
1,255,000	5.88%, 09/30/2026	1,267,550
	Oshkosh Corp
200,000	5.38%, 03/01/2022	208,000
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 645,000	5.38%, 03/01/2025	$ 657,900
75,000	Pactiv LLC 8.38%, 04/15/2027	81,938
	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
39,881	8.25%, 02/15/2021	41,177
280,000	4.38%, 07/15/2021(b)(d)	286,300
515,000	7.00%, 07/15/2024(d)	547,509
	Sealed Air Corp(d)
205,000	5.13%, 12/01/2024	210,638
445,000	6.88%, 07/15/2033	452,788
85,000	Standard Industries Inc(d) 5.13%, 02/15/2021	88,613
215,000	Terex Corp 6.00%, 05/15/2021	219,838
	TransDigm Inc
295,000	6.50%, 07/15/2024	308,644
365,000	6.38%, 06/15/2026(d)	374,855
435,000	U.S. Concrete Inc 6.38%, 06/01/2024	460,013
670,000	USG Corp(d)(e) 5.50%, 03/01/2025	688,425
159,975	Vander Intermediate Holding II Corp(d)(f) 9.75%, 02/01/2019	113,582
1,345,000	Watco Cos LLC / Watco Finance Corp(d) 6.38%, 04/01/2023	1,392,075
675,000	Weekley Homes LLC / Weekley Finance Corp 6.00%, 02/01/2023	600,750
760,000	Zebra Technologies Corp(e) 7.25%, 10/15/2022	826,500
615,000	Zekelman Industries Inc(d) 9.88%, 06/15/2023	688,800
		34,561,568
Technology — 3.44%
	Diamond 1 Finance Corp / Diamond 2 Finance Corp(d)
105,000	5.88%, 06/15/2021	111,712
685,000	5.45%, 06/15/2023	726,606
1,635,000	7.13%, 06/15/2024	1,815,141
	First Data Corp(d)
420,000	5.38%, 08/15/2023	435,750
1,155,000	7.00%, 12/01/2023	1,230,075
675,000	5.75%, 01/15/2024	696,519
845,000	Inception Merger Sub Inc / Rackspace Hosting Inc(d) 8.63%, 11/15/2024	894,390
1,335,000	Infor Software Parent LLC / Infor Software Parent Inc(d)(f) 7.13%, 05/01/2021	1,375,050
805,000	Infor US Inc 6.50%, 05/15/2022	839,213
	Micron Technology Inc
500,000	5.88%, 02/15/2022(e)	521,250
295,000	7.50%, 09/15/2023(d)	326,713
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Technology — (continued)
$1,050,000	Solera LLC / Solera Finance Inc(d) 10.50%, 03/01/2024	$ 1,181,250
		10,153,669
Utilities — 2.67%
	AES Corp
365,000	8.00%, 06/01/2020(e)	424,313
765,000	7.38%, 07/01/2021	852,133
1,205,000	5.50%, 04/15/2025	1,205,000
	Calpine Corp
90,000	5.88%, 01/15/2024(d)	93,825
985,000	5.75%, 01/15/2025	950,525
	Dynegy Inc
715,000	6.75%, 11/01/2019	727,512
60,000	7.38%, 11/01/2022	57,300
940,000	7.63%, 11/01/2024(e)	867,150
	GenOn Americas Generation LLC(e)
445,000	8.50%, 10/01/2021	371,575
150,000	9.13%, 05/01/2031	123,000
125,000	GenOn Energy Inc 9.88%, 10/15/2020	85,313
	NRG Energy Inc
509,000	7.88%, 05/15/2021(e)	530,632
420,000	7.25%, 05/15/2026(d)	417,900
625,000	6.63%, 01/15/2027(d)	590,625
560,000	Southern Star Central Corp(d) 5.13%, 07/15/2022	567,000
		7,863,803
TOTAL CORPORATE BONDS AND NOTES — 85.05% (Cost $248,304,708)		$ 250,690,540
CONVERTIBLE BONDS
Communications — 0.21%
532,000	DISH Network Corp(d) 3.38%, 08/15/2026	605,482
Consumer, Cyclical — 0.08%
237,000	Navistar International Corp 4.50%, 10/15/2018	233,593
Energy — 0.05%
124,246	SandRidge Energy Inc(m) 0.00%, 10/04/2020	154,764
Technology — 0.11%
322,000	ON Semiconductor Corp(e) 1.00%, 12/01/2020	329,849
TOTAL CONVERTIBLE BONDS — 0.45% (Cost $1,245,190)		$ 1,323,688
Shares		Fair Value
COMMON STOCK
Consumer, Cyclical — 0.56%
28,455	Eldorado Resorts Inc(e)(l)	$ 482,312
13,624	Gaming & Leisure Properties Inc REIT	417,167
8,597	General Motors Co	299,520
31,680	Penn National Gaming Inc(l)	436,867
		1,635,866
Consumer, Non-Cyclical — 0.26%
10,045	Live Nation Entertainment Inc(l)	267,197
17,800	Service Corp International	505,520
		772,717
Energy — 0.27%
32,610	Halcon Resources Corp(e)(l)	304,577
70	MWO Holdings LLC(i)(l)	5,670
5,270	SandRidge Energy Inc(e)(l)	124,109
7,250	Seventy Seven Energy Inc(e)(l)	326,250
227	Vantage Drilling International(l)	22,927
		783,533
Financial — 0.35%
29,420	Ally Financial Inc	559,568
11,116	CIT Group Inc	474,431
		1,033,999
Industrial — 0.23%
6,275	Berry Plastics Group Inc(l)	305,781
17,151	Boise Cascade Co(l)	385,897
		691,678
Utilities — 0.10%
17,838	Vistra Energy Corp	294,126
TOTAL COMMON STOCK — 1.77% (Cost $7,077,296)		$ 5,211,919
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.19%
729	Allergan PLC Series A, 5.50%	554,952
Financial — 0.36%
6,185	American Tower Corp, 5.50%	640,921
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Financial — (continued)
15,268	EPR Properties Series C, 5.75%	$ 433,945
		1,074,866
Industrial — 0.10%
2,800	Belden Inc, 6.75%	294,448
TOTAL CONVERTIBLE PREFERRED STOCK — 0.65% (Cost $1,985,690)		$ 1,924,266
PREFERRED STOCK
Communications — 0.20%
6,305	T-Mobile USA Inc	592,859
Consumer, Non-Cyclical — 0.11%
4,787	Tyson Foods Inc	323,649
Financial — 0.18%
13,425	Federal National Mortgage Association	107,400
16,517	GMAC Capital Trust I	419,532
		526,932
TOTAL PREFERRED STOCK — 0.49% (Cost $1,401,841)		$ 1,443,440
RIGHTS
Utilities — 0.01%
16,125	Texas Competitive Electric Holdings	20,156
TOTAL RIGHTS — 0.01% (Cost $20,156)		$ 20,156
WARRANTS
Energy — 0.03%
8,858	Halcon Resources Corp(l)	20,373
2,976	Seventy Seven Energy Inc(l)	61,752
TOTAL WARRANTS — 0.03% (Cost $234,018)		$ 82,125
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 4.07%
$12,000,000	Federal Home Loan Bank 0.30%, 01/03/2017	$ 11,999,701
U.S. Treasury Bonds and Notes — 0.05%
136,000	U.S. Treasury Bills(n) 0.49%, 01/12/2017	135,978
Repurchase Agreements — 6.99%
4,895,990	Undivided interest of 5.06% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $4,895,990 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(o)	4,895,990
4,895,989	Undivided interest of 5.06% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $4,895,989 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(o)	4,895,989
4,895,990	Undivided interest of 5.15% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $4,895,990 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(o)	4,895,990
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$4,895,990	Undivided interest of 8.20% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $4,895,990 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(o)
$ 4,895,990
1,030,387	Undivided interest of 8.75% in a repurchase agreement (principal amount/value $11,773,812 with a maturity value of $11,774,466) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $1,030,387 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 7.88%, 12/31/16 - 9/9/49, with a value of $12,009,288.(o)	1,030,387
20,614,346
SHORT TERM INVESTMENTS — 11.11% (Cost $32,750,025)		$ 32,750,025
TOTAL INVESTMENTS — 105.65% (Cost $311,156,283)		$ 311,410,056
OTHER ASSETS & LIABILITIES, NET — (5.65)%		$ (16,661,156)
TOTAL NET ASSETS — 100.00%		$ 294,748,900
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2016.
(c)	Restricted security; further details of these securities are included in a subsequent table.
(d)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2016, the aggregate cost and fair value of 144A securities was $129,906,620 and $129,738,219, respectively, representing 44.02% of net assets.
(e)	All or a portion of the security is on loan at December 31, 2016.
(f)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(g)	Security in bankruptcy at December 31, 2016.
(h)	Security in default; no interest payments received during the last 12 months. At December 31, 2016, the aggregate cost and fair value of such securities was $1,316,176 and $210,006, respectively, representing 0.07% of net assets.
(i)	Security is fair valued under procedures adopted by the Board of Directors.
(j)	Security in default; some interest payments received during the last 12 months. At December 31, 2016, the aggregate cost and fair value of such securities was $220,571 and $66,000, respectively, representing 0.02% of net assets.
(k)	Security has no contractual maturity date and pays an indefinite stream of interest.
(l)	Non-income producing security.
(m)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(n)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(o)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
TLB	Term Loan B
At December 31, 2016, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Bank Loans
Amag Pharmaceuticals Inc	4.75%	08/17/2021	08/13/2015	$238,588	$238,465	0.08%
Talbots Inc	9.50	03/19/2021	06/17/2015	226,298	208,590	0.07
Yonkers Racing Corp	4.25	08/20/2019	08/16/2013	183,219	182,886	0.06
				$648,105	$629,941	0.21%
At December 31, 2016, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	CAD	5,000	USD	3,804	January 2017	$(79)
CIT	CAD	800	USD	601	January 2017	(5)
GS	GBP	212,400	USD	269,525	March 2017	(7,284)
HSB	USD	163,382	CAD	214,400	January 2017	3,659
JPM	USD	325,126	CAD	426,500	January 2017	7,392
JPM	USD	483,477	GBP	381,100	March 2017	12,950
SSB	USD	262,390	CAD	344,300	January 2017	5,894
WES	USD	33,835	CAD	44,400	January 2017	757
					Net Appreciation	$23,284
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2016
At December 31, 2016, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Value(b)	Fair Value	Upfront Premiums Paid	Fixed Deal Pay/Receive Rate	Expiration Date	Net Unrealized Depreciation	Buy/Sell Credit Protection	Average Credit Rating(c)
North America High Yield 27	$3,988,000	$(247,256)	$147,017	5.00%	December 20, 2021	$(112,811)	Buy	B+
(a) Based on an index of North American equities with high yield credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(c) Ratings are presented for credit default swap contracts in which the Fund has bought protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016.
Counterparty Abbreviations:
BA	Bank of America Corp
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
SSB	State Street Bank
WES	Westpac
Currency Abbreviations
CAD	Canadian Dollar
GBP	British Pound
USD	U.S. Dollar
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Putnam High Yield Bond Fund
ASSETS:
Investments in securities, fair value (including $20,083,106 of securities on loan)(a)	$290,795,710
Repurchase agreements, fair value(b)	20,614,346
Cash	1,115,190
Subscriptions receivable	73,050
Receivable for investments sold	1,371,034
Variation margin on centrally cleared credit default swaps	1,867
Unrealized appreciation on forward foreign currency contracts	30,652
Dividends and interest receivable	4,331,809
Total Assets	318,333,658
LIABILITIES:
Payable to investment adviser	187,242
Payable for administrative services fees	2,710
Payable upon return of securities loaned	20,614,346
Redemptions payable	1,915,552
Payable for investments purchased	857,540
Unrealized depreciation on forward foreign currency contracts	7,368
Total Liabilities	23,584,758
NET ASSETS	$294,748,900
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,103,808
Paid-in capital in excess of par	315,387,018
Net unrealized appreciation	164,246
Undistributed net investment income	213,941
Accumulated net realized loss	(24,120,113)
NET ASSETS	$294,748,900
NET ASSETS BY CLASS
Initial Class	$8,937,795
Institutional Class	$285,811,105
CAPITAL STOCK:
Authorized
Initial Class	20,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	1,104,021
Institutional Class	29,934,054
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$8.10
Institutional Class	$9.55
(a) Cost of investments	$290,541,937
(b) Cost of repurchase agreements	$20,614,346
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Putnam High Yield Bond Fund
INVESTMENT INCOME:
Interest	$17,262,603
Income from securities lending	185,398
Dividends	266,711
Total Income	17,714,712
EXPENSES:
Management fees	2,132,234
Administrative services fees – Initial Class	33,400
Total Expenses	2,165,634
NET INVESTMENT INCOME	15,549,078
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(7,403,839)
Net realized gain on credit default swaps	43,990
Net realized gain on forward foreign currency contracts	51,870
Net Realized Loss	(7,307,979)
Net change in unrealized appreciation on investments and foreign currency translations	33,324,734
Net change in unrealized depreciation on credit default swaps	(196,310)
Net change in unrealized depreciation on forward foreign currency contracts	(20,909)
Net Change in Unrealized Appreciation	33,107,515
Net Realized and Unrealized Gain	25,799,536
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,348,614
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Putnam High Yield Bond Fund	2016	2015
OPERATIONS:
Net investment income	$15,549,078	$17,078,203
Net realized loss	(7,307,979)	(1,895,502)
Net change in unrealized appreciation (depreciation)	33,107,515	(26,633,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,348,614	(11,450,371)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(578,537)	(698,800)
Institutional Class	(15,302,553)	(16,432,090)
From net investment income	(15,881,090)	(17,130,890)
Total Distributions	(15,881,090)	(17,130,890)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	2,862,381	39,367,864
Institutional Class	53,870,887	359,649,229
Shares issued in reinvestment of distributions
Initial Class	578,537	698,800
Institutional Class	15,302,553	16,432,090
Shares redeemed
Initial Class	(6,532,631)	(377,274,482)
Institutional Class	(97,296,654)	(47,028,588)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(31,214,927)	(8,155,087)
Total Decrease in Net Assets	(5,747,403)	(36,736,348)
NET ASSETS:
Beginning of year	300,496,303	337,232,651
End of year(a)	$294,748,900	$300,496,303
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	364,024	4,694,103
Institutional Class	5,780,979	36,324,943
Shares issued in reinvestment of distributions
Initial Class	73,133	89,048
Institutional Class	1,639,228	1,795,139
Shares redeemed
Initial Class	(844,000)	(43,755,878)
Institutional Class	(10,643,394)	(4,962,841)
Net Decrease	(3,630,030)	(5,815,486)
(a) Including undistributed net investment income:	$213,941	$106,382
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$ 7.46	0.41	0.73	1.14	(0.50)	-	(0.50)	$8.10	15.54%
12/31/2015	$ 8.33	0.42	(0.79)	(0.37)	(0.50)	-	(0.50)	$7.46	(4.69%)
12/31/2014	$ 8.54	0.42	(0.24)	0.18	(0.39)	-	(0.39)	$8.33	2.09%
12/31/2013	$ 8.36	0.47	0.16	0.63	(0.45)	-	(0.45)	$8.54	7.65%
12/31/2012	$ 7.68	0.52	0.62	1.14	(0.46)	-	(0.46)	$8.36	15.00%
Institutional Class
12/31/2016	$ 8.72	0.51	0.85	1.36	(0.53)	-	(0.53)	$9.55	15.87%
12/31/2015 (c)	$10.00	0.35	(1.10)	(0.75)	(0.53)	-	(0.53)	$8.72	(7.71%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2016	$ 8,938	1.10%	1.10%	N/A	5.14%	56%
12/31/2015	$ 11,277	1.10%	1.10%	N/A	4.98%	56%
12/31/2014	$337,233	1.10%	1.10%	N/A	4.80%	53%
12/31/2013	$254,464	1.10%	1.10%	5.50%	5.50%	56%
12/31/2012	$206,649	1.10%	1.10%	6.32%	6.32%	52%
Institutional Class
12/31/2016	$285,811	0.75%	0.75%	N/A	5.48%	56%
12/31/2015 (c)	$289,219	0.75% (f)	0.75% (f)	N/A	5.49% (f)	56%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Putnam High Yield Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2016

Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Annual Report - December 31, 2016

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 17,963,897	$ —	$ 17,963,897
Corporate Bonds and Notes	—	250,690,460	80	250,690,540
Convertible Bonds	—	1,323,688	—	1,323,688
Common Stock	5,183,322	22,927	5,670	5,211,919
Convertible Preferred Stock	—	1,924,266	—	1,924,266
Preferred Stock	526,932	916,508	—	1,443,440
Rights	20,156	—	—	20,156
Warrants	20,373	61,752	—	82,125
Short Term Investments	—	32,750,025	—	32,750,025
Total investments, at fair value:	5,750,783	305,653,523	5,750	311,410,056
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	30,652	—	30,652
Total Assets	$ 5,750,783	$ 305,684,175	$ 5,750	$ 311,440,708
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	$ —	$ (7,368)	$ —	$ (7,368)
Credit Default Swaps(a)	—	(112,811)	—	(112,811)
Total Liabilities	$ 0	$ (254,624)	$ 0	$ (254,624)
(a)	Forward Foreign Currency Contracts and Credit Default Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Annual Report - December 31, 2016

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$15,881,090	$17,130,890
	$15,881,090	$17,130,890
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, foreign currency adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,909,585)	$439,571	$1,470,014

Annual Report - December 31, 2016

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$241,000
Undistributed long-term capital gains	—
Capital loss carryforwards	(23,980,016)
Post-October losses	(367)
Net unrealized depreciation	(2,543)
Tax composition of capital	$(23,741,926)
At December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2016, the Fund utilized $518,694 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had $1,909,584 of capital loss carryforwards that expired during the year. Details of the capital loss carryforwards as of December 31, 2016, were as follows:
Expiring
2017	$(13,184,948)
No Expiration	(10,795,068)
Total	$(23,980,016)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(367)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$311,412,599
Gross unrealized appreciation on investments	10,743,311
Gross unrealized depreciation on investments	(10,745,854)
Net unrealized depreciation on investments	$(2,543)
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts and credit default swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Annual Report - December 31, 2016

Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in international exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional value of $1,630,713 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par, or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation

Annual Report - December 31, 2016

margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within dividends and interest receivable on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
The Fund operates as a buyer of protection to take a synthetic long position in the underlying bond or bonds which provide credit protection to the Fund on the referenced obligations. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional value of $5,983,923 in credit default swaps for the reporting period.
Valuation of derivative investments as of December 31, 2016 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)			Net unrealized depreciation	$(112,811) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$30,652	Unrealized depreciation on forward foreign currency contracts	$ 7,368
(a)Includes cumulative depreciation of credit default swaps as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2016 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Credit contracts (swaps)	Net realized gain on credit default swaps	$43,990	Net change in unrealized depreciation on credit default swaps	$(196,310)
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$51,870	Net change in unrealized depreciation on forward foreign currency contracts	$ (20,909)
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2016.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received(b)	Cash Collateral Received (Pledged)(b)	Net Amount
Derivative Assets (forward contracts)	$30,652	$—	$—	$—	$30,652
Derivative Liabilities (forward contracts)	$ 7,368	$—	$—	$—	$ 7,368
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral received(pledged) by the Fund may exceed these reported amounts.

Annual Report - December 31, 2016

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $148,748,228 and $165,725,456, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $20,083,106 and received collateral as reported on the Statement of Assets and Liabilities of $20,614,346 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2016. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	19,534,663
Convertible Bonds	341,320
Common Stocks	738,363
Total secured borrowings	$20,614,346
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - December 31, 2016

7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Putnam High Yield Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Putnam High Yield Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017